EXHIBIT 99.4
                                 ------------




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                                INDEMNIFICATION
                                      AND
                            CONTRIBUTION AGREEMENT


         THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT, dated February 28, 2006 (the "Agreement"), is among Bond Securitization, L.L.C., (the "Depositor"), J.P. Morgan Securities Inc. ("JPMorgan"), Deutsche Bank Securities Inc. ("Deutsche Bank"), SG Americas Securities, LLC ("SG Americas") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with JPMorgan, Deutsche Bank, SG Americas and Merrill Lynch, the "Underwriters"), Credit-Based Asset Servicing and Securitization LLC ("C-BASS") and Litton Loan Servicing LP ("Litton").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, C-BASS, Litton and the Depositor are parties to the Pooling and Servicing Agreement (as defined herein);

         WHEREAS, C-BASS and Litton stand to receive substantial financial benefits in their respective capacities as seller and servicer under the Pooling and Servicing Agreement (as defined herein);

         WHEREAS, the Underwriters and the Depositor have entered into an Underwriting Agreement (as defined herein) pursuant to which the Underwriters have agreed to underwrite the Offered Certificates (as defined herein);

         WHEREAS, as an inducement to the Depositor to enter into the Pooling and Servicing Agreement and the Underwriting Agreement and to the Underwriters to enter into the Underwriting Agreement, C-BASS and Litton wish to provide for indemnification and contribution on the terms and conditions hereinafter set forth;

         WHEREAS, as an inducement to C-BASS to sell to the Depositor the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement (as defined herein), the Depositor and the Underwriters wish to provide indemnification and contribution to C-BASS on the terms and conditions hereinafter set forth; and

         WHEREAS, as an inducement to Litton to service the Mortgage Loans pursuant to the Pooling and Servicing Agreement (as defined herein), the Depositor and the Underwriters wish to provide indemnification and contribution to Litton on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



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                                  ARTICLE I.

                                  DEFINITIONS

         1.1. Certain Defined Terms.

         The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

         ABS ICM: A Free Writing Prospectus that consists of information contemplated by the definition of ABS informational and computational materials in Item 1101(a) of Regulation AB under the Act.

         Act: The Securities Act of 1933, as amended.

         Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

         Base Prospectus: The prospectus dated February 27, 2006, as the same may be amended or supplemented, of Bond Securitization, L.L.C. related to the offering from time to time of one or more series of mortgage loan asset-backed certificates.

         Bloomberg Submission: The material submitted to Bloomberg for ultimate access by investors.

         Collateral Strats: Information regarding the Mortgage Loans that is based on the Seller Mortgage Loan Information.

         Computational Materials: A Free Writing Prospectus containing only information of the type specified in paragraph (5) of the definition of ABS ICM; provided, however, that Computational Materials do not include any misstatement or omission or alleged misstatement or omission that results from a Pool Error.

         Contract of Sale: As defined in Rule 159 under the Act.

         Disclosure Package: The Issuer Free Writing Prospectus and Base Prospectus, collectively.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Final Free Writing Prospectus: The Free Writing Prospectus referred to in Section 2.3(c) hereof.

         Form 8-K: The Current Report on Form 8-K, if any, filed by or on behalf of Bond Securitization L.L.C. with respect to the Mortgage Loans and including any ABS ICM or Preliminary Term Sheet furnished by one or more of the Underwriters.




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         Free Writing Prospectus: The meaning set forth in Rules 405 and 433 under the Act.

         Investor Materials: ABS ICM or Preliminary Term Sheet, in each case only the the extent such ABS ICM or Preliminary Term Sheet have been prepared or delivered to prospective investors by the Underwriters.

         Issuer Free Writing Prospectus: The Free Writing Prospectus of Bond Securitization, L.L.C. provided by Bond Securitization, L.L.C. to the Underwriters in connection with the Offered Certificates.

         Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of February 1, 2006, between the Depositor and C-BASS.

         Offered Certificates: C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2, Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates issued pursuant to the Pooling and Servicing Agreement.

         Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of February 1, 2006, among the Depositor, C-BASS, Litton and U.S. Bank National Association, as trustee.

         Preliminary Term Sheet: A Free Writing Prospectus that describes the Certificates and/or the Mortgage Loans and contains information of the type described in Item 1101(a)(1) - (3) of Regulation AB under the Act but excluding any Computational Materials.

         Private Placement Memorandum: The private placement memorandum dated February 28, 2005 relating to the private offering by the Underwriters of the Class B-1, Class B-2, Class B-3, Class B-4, Class P, Class R, Class CE and Class R-X Certificates.

         Prospectus: The prospectus dated February 27, 2006 of Bond Securitization, L.L.C.

         Prospectus Supplement: The prospectus supplement dated February 28, 2006 relating to the public offering by the Underwriters of the Offered Certificates.

         Rules and Regulations: The rules and regulations of the Commission promulgated under the Act.

         Seller Information: (i) The information in the Free Writing Prospectus contained under the headings "Summary of Free Writing Prospectus -- Mortgage Loan Seller," "The Seller," "The Mortgage Pool," any substantially identical information in the Private Placement Memorandum and other information and assumptions set forth in the Free Writing Prospectus, to the extent such information is based on or derived from information on the Mortgage Loans furnished by C-BASS in writing or by electronic means and (ii) the information concerning the




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characteristics of the Mortgage Loans that was furnished by C-BASS in writing or by electronic means and used by the Underwriters in the preparation of any Investor Materials.

         Servicer Information: The information in the Prospectus Supplement contained under the heading "Summary of Prospectus Supplement--Servicer" and "The Servicer."

         Underwriter: Each Broker-Dealer other than the Purchaser.

         Underwriting Agreement: The Underwriting Agreement, dated February 28, 2006, between the Underwriters and the Depositor, relating to the Offered Certificates.

         Written Communication: The meaning set forth in Rule 405 under the Act.

         1.2. Other Terms.

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

                                 ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

         2.1. Representations.

                  Each party hereto represents that:

                  (a) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (b) this Agreement has been duly authorized, executed and delivered by such party; and

                  (c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

                  (d) In relation to each Member State of the European Economic Area that has implemented the Prospectus Directive (each, a "Relevant Member State"), each Underwriter represents that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") and with respect to any Class of Certificates with a minimum denomination of less than $100,000 that is purchased by such Underwriter it has not made and will not make an offer of Certificates of that Class to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Certificates of that Class which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Certificates of that Class to the public in that Relevant Member State at any time:




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                  (i)   to legal entities which are authorized or regulated to
                        operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

                  (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last fiscal year; (2) total assets of more than
                        (euro)43,000,000 and (3) an annual net revenue of more than (euro)50,000,000, as shown in its last annual or consolidated financial statements; or

                  (iii) in any other circumstances that do not require the
                        publication by the Depositor of a prospectus pursuant to Article 3 of the Prospectus Directive.

                  For the purposes of this provision, the expression an "offer of Certificates of that Class to the public" in relation to any Class of Certificates, which Class has a minimum denomination of less than $100,000, in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Certificates to be offered so as to enable an investor to decide to purchase or subscribe the Certificates of that Class, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

         2.2. Marketing.

                  (a) Each Underwriter represents to and agrees with the Depositor as follows:

                  (i) Prior to entering into any Contract of Sale, the
            Underwriter shall convey the Disclosure Package to each prospective investor. The Underwriter shall keep sufficient records to document its conveyance of the Disclosure Package to each potential investor prior to the related Contract of Sale.

                  (ii) An Underwriter may convey ABS ICM or a Preliminary Term
            Sheet to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that such Underwriter shall not enter into a Contract of Sale with such investor unless the Underwriter has complied with paragraph (i) above prior to such Contract of Sale. In addition, if such ABS ICM or Preliminary Term Sheet contains any information regarding the transaction other than the Senior Structure, Bloomberg Submissions, Collateral Strats or Computational Materials (such ABS ICM or Preliminary Term Sheet, a "Traditional Term Sheet"), such Underwriter: (x) shall deliver a copy of the proposed Traditional Term Sheet to the Depositor and its counsel at least one business day prior to the anticipated first use; (y) shall not convey any such Traditional Term Sheet to which the Depositor or its counsel reasonably objects; and (z) shall convey such Traditional Term Sheet in final form to counsel for the Depositor and to each potential investor in the class or classes of Public Certificates to which such Traditional Term Sheet relates.

                  (iii) An Underwriter may convey Computational Materials (x)
            to a potential investor prior to entering into a Contract of Sale with such investor; provided, however,




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            that such Underwriter shall not enter into a Contract of Sale with such investor unless the Underwriter has complied with paragraph
            (i) above prior to such Contract of Sale and such Computational Materials shall be conveyed separate and apart from any Preliminary Term Sheet and (y) to an investor after a Contract of Sale provided that the Underwriter has complied with paragraph (i) above in connection with such Contract of Sale. The Underwriter shall keep sufficient records of any conveyance of Computational Materials to potential or actual investors and shall maintain such records as required by the Rules and Regulations.

                  (iv) Each ABS ICM or Preliminary Term Sheet, other than a
            Bloomberg Submission, shall contain legends that are substantially similar to the following:

                  The information in this free writing prospectus is preliminary. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

                  The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                  THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-8[ZZ-ZZZ-ZZZZ].




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                  This free writing prospectus does not contain all
         information that is required to be included in the base prospectus and the prospectus supplement.

                  The information in this free writing prospectus is preliminary and is subject to completion or change.

                  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                  Please click here for a copy of the base prospectus applicable to this offering. [insert link direct to base as posted on a website, or link to an embedded pdf copy of the base prospectus]

                  The information in this free writing prospectus may be based on preliminary assumptions about the pool assets and the structure. Any such assumptions are subject to change.

                  The information in this free writing prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

                  Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented in this free writing prospectus, although that information may be based in part on loan level data provided by the issuer or its affiliates.

                  (v) Bloomberg Submissions shall include the third legend in
            (iv) above and shall not be required to have any other legends.

                  (vi) Unless preceded or accompanied by a prospectus
            satisfying the requirements of Section 10(a) of the Act, an Underwriter shall not convey or deliver any Written Communication to any person in connection with the initial offering of any Public Certificate, unless such Written Communication either (a) is made in reliance on Rule 134 under the Act, (b) constitutes a prospectus satisfying the requirements of Rule 430B under the Act that has been prepared by the Depositor, (c) is the Final Free Writing Prospectus or (d) is permitted by Section 2.3(a)(i), (ii) or (iii), subject to compliance with Section 2.3(a)(iii), (iv) and
            (v).

                  (vii) Each Underwriter that conveys ABS ICM or a Preliminary
            Term Sheet that is not a Traditional Term Sheet delivered to the Depositor in accordance with Section 2.3(a)(ii) hereby represents that such ABS ICM or Preliminary Term Sheet does not contain information that conflicts with the information contained in the Registration Statement.

                  (b) The Depositor represents to and agrees with each Underwriter as follows:

                        (A) The Depositor shall file any ABS ICM or
                  Preliminary Term Sheets delivered to its counsel as provided in 2.3(a)(ii) above as and when required by the Rules and Regulations.




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                        (B) The Depositor shall not convey any free writing
                  prospectus or other issuer information other than the Disclosure Package prior to the availability of the Prospectus Supplement unless it shall have first delivered it to the Underwriters for their review.

In conjunction with the preparation of the Prospectus Supplement for printing and distribution, the Depositor and the Underwriters shall prepare a Free Writing Prospectus which will consist of excerpts from the Prospectus Supplement. The Depositor shall file such Free Writing Prospectus at the time of filing of the Prospectus Supplement.



                                 ARTICLE III.

                                INDEMNIFICATION

         3.1. Indemnification by Litton, C-BASS, the Depositor and the Underwriters.

                  (a) Litton shall indemnify and hold harmless the Depositor, and each Underwriter, each of their respective directors, each of their respective officers and each Person, if any, that controls the Depositor or an Underwriter, as the case may be, within the meaning of either the 1933 Act or the Exchange Act, against any and all losses, claims, damages or liabilities to which the Depositor, an Underwriter or any such director, officer or controlling Person may become subject, under the 1933 Act, the Exchange Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Disclosure Package or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Servicer Information. Litton shall in each case reimburse the Depositor and each Underwriter, as the case may be, and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Depositor, each such Underwriter, and each such director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability or action. Litton's liability under this Section 3.1 shall be in addition to any other liability that Litton may otherwise have.

                  (b) C-BASS shall indemnify and hold harmless the Depositor and each Underwriter, each of their respective directors, each of their respective officers and each Person, if any, that controls the Depositor or an Underwriter, as the case may be, within the meaning of either the 1933 Act or the Exchange Act, against any and all losses, claims, damages or liabilities to which the Depositor, an Underwriter or any such director, officer or controlling Person may become subject, under the 1933 Act, the Exchange Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto or the Disclosure Package, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be




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stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to Seller Information. C-BASS shall reimburse the Depositor and each Underwriter, as the case may be, and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Depositor, each such Underwriter, and each such director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability or action. C-BASS's liability under this
Section 3.1 shall be in addition to any other liability that C-BASS may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless Litton or C-BASS, their respective officers who signed the Registration Statement or any amendment thereof, their directors, and each person who controls Litton or C-BASS within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
(i) arise out of such Underwriter's failure to comply with Section 2.2(a)(i) or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Bloomberg Submissions or in the Collateral Strats included in Investor Materials conveyed by such Underwriter prior to the applicable Contract of Sale; provided, however, that no Underwriter shall be liable to any of the parties identified above in this sentence to the extent that (x) any untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with the Seller Mortgage Loan Information or the Disclosure Package or (y) in the case of a Bloomberg Submission, other than the Senior Structure or any Collateral Strats contained therein, the Underwriter delivered a copy of such Bloomberg Submission to Litton or C-BASS and its counsel at least one business day prior to the anticipated first use and neither Litton or C-BASS nor its counsel reasonably objected to any information contained therein. Each Underwriter's liability under this Section 3.1 shall be in addition to any other liability that each Underwriter may otherwise have.

                  (d) The Depositor shall indemnify and hold harmless C-BASS, Litton, each of their directors, each of their officers and each Person, if any, that controls C-BASS or Litton within the meaning of the 1933 Act or Exchange Act, against any losses, claims, damages or liabilities to which C-BASS, Litton, or any such director, officer or controlling Person may become subject, under the 1933 Act, the Exchange Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, Disclosure Package, the Private Placement Memorandum, any Investor Materials or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission does not relate to (i) Servicer Information, (ii) Seller Information, or (iii) the Underwriter's Information, and the Depositor shall reimburse C-BASS, Litton and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by C-BASS, Litton and any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage,




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liability or action. The Depositor's liability under this Section 3.1 shall be in addition to any liability that the Depositor may otherwise have.

                  (e) If the indemnification provided for in Section 3.1(a),
(b), (c) or (d) shall for any reason be unavailable to an indemnified party thereunder, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative benefit to the Depositor, the applicable Underwriter, Litton and C-BASS (taking into account the portion of the proceeds of the offering realized by each) from the sale of the Mortgage Loans to and from C-BASS and the issuance and sale of the Offered Certificates or, if such allocation is not permitted by a court of competent jurisdiction, then on a basis appropriate to also recognize the relative benefit, as described above, and the relative fault of the Depositor, the applicable Underwriter, C-BASS and Litton in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations, which may include the Depositor's, Litton's, C-BASS's and the Underwriters' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. Notwithstanding the foregoing and except as provided in Section 3(f) below, no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discounts and commissions received by such Underwriter with respect to the offering of the Undewritten Certificates exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.1, each director of a party to this Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such party. JPMorgan agrees that there are no conditions precedent to the obligations of JPMorgan hereunder other than written demand to the Depositor to perform its obligations under this paragraph.

                  (f) JPMorgan agrees with C-BASS and Litton, for the sole and exclusive benefit of C-BASS and Litton and each person who controls C-BASS or Litton within the meaning of either the 1933 Act or the Exchange Act and not for the benefit of any assignee thereof or any other person or persons dealing with C-BASS or Litton, in consideration of and as an inducement to its agreement to enter into the transactions contemplated herein, to indemnify and hold harmless C-BASS and Litton against any failure by the Depositor to perform its obligations to C-BASS or Litton pursuant to Section 3.1(d) hereof.

         3.2. Notification; Procedural Matters.

         Promptly after receipt by an indemnified party under Section 3.1 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party (or if a claim for contribution is to be made against another party) under Section 3.1 hereof, notify the indemnifying party (or other contributing party) in writing of the commencement thereof; but the omission so to notify the indemnifying party (or other contributing party) shall not relieve it from any liability it may have to any indemnified party (or to the party requesting contribution), unless, and only to the extent that, such indemnified party has actual notice of such action and, such omission results in the forfeiture of substantive rights or defenses of the indemnifying party; provided further, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise under Section 3.1. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                                 ARTICLE IV.

                                    GENERAL

         4.1. Survival.

         This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Offered Certificates.

         4.2. Successors.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling Persons referred to in Article III hereof and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

         4.3. Applicable Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

         4.4. Miscellaneous.

         Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         4.5. Notices.

         All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Bond Securitization, L.L.C., 1 Bank One Plaza, Chicago, Illinois 60670,
Attention: John Heeger; (b) in the case of Credit-Based Asset Servicing and Securitization LLC, 335 Madison Avenue, 19th Floor, New York, New York 10017,
Attention: Director - Mortgage Finance (telecopy number (212) 850-7760); (c) in the case of Litton Loan Servicing LP, 4828 Loop Central Drive, Houston, Texas 77081, Attention: Janice McClure (telecopy number (713) 960-0539); and
(d) in the case of JPMorgan, J.P. Morgan Securities Inc., 270 Park Avenue, 10th Floor, New York, New York 10017 Attention: Tom Roh (telecopy number (212) 834-6671).

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.

                                BOND SECURITIZATION, L.L.C.


                                By:  /s/ Thomas Roh
                                     -----------------------------------------
                                     Name:  Thomas Roh
                                     Title: Vice President


                                LITTON LOAN SERVICING LP


                                By   /s/ Janice McClure
                                     ------------------------------------------
                                     Name:  Janice McClure
                                     Title: Senior Vice President


                                CREDIT-BASED ASSET SERVICING AND SERVICING LLC


                                By:  /s/ David A. Chin
                                     -----------------------------------------
                                     Name:   David A. Chin
                                     Title:  Vice President


                                J.P. MORGAN SECURITIES INC.


                                By:  /s/ Thomas Roh
                                     ------------------------------------------
                                     Name:  Thomas Roh
                                     Title: Vice President


                                DEUTSCHE BANK SECURITIES INC.


                                By:  /s/ Ryan M. Stark
                                     -----------------------------------------
                                     Name:  Ryan M. Stark
                                     Title: Director


                                By:  /s/ Rika Yano
                                     -----------------------------------------
                                     Name:  Rika Yano
                                     Title: Vice President




                 (Indemnification and Contribution Agreement)

                                SG AMERICAS SECURITIES, LLC


                                By:  /s/ Abner Figueroa
                                     -----------------------------------------
                                     Name:  Abner Figueroa
                                     Title: Director


                                MERRILL LYNCH, PIERCE, FENNER &
                                  SMITH INCORPORATED


                                By:  /s/ Tom Saywell
                                     -----------------------------------------
                                     Name:  Tom Saywell
                                     Title: Authorized Signatory